UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) January 17, 2019

Paycom Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36393	80-0957485
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7501 W. Memorial Road, Oklahoma City, Oklahoma	73142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 722-6900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Restricted Stock Awards

On January 17, 2019, the Compensation Committee of the Board of Directors of Paycom Software, Inc. (the “Company”) approved the following awards of restricted stock under the Paycom Software, Inc. 2014 Long-Term Incentive Plan to the Company’s executive officers:

	Time-Based Shares				Market-Based Shares
	Number of shares scheduled to vest on:			Total Time- Based Shares	Number of shares scheduled to vest at total enterprise value =		Total Market- Based Shares	Aggregate Total
Name	May 10, 2020	May 10, 2021	May 10, 2022		$8.65 billion	$9.35 billion
Chad Richison	21,000	21,000	21,000	63,000	49,000	49,000	98,000	161,000
Craig E. Boelte	6,000	6,000	6,000	18,000	14,000	14,000	28,000	46,000
Jeffrey D. York	6,000	6,000	6,000	18,000	14,000	14,000	28,000	46,000
Jon Evans	1,565	1,565	1,565	4,695	3,653	3,653	7,306	12,001
Bradley Smith	1,565	1,565	1,565	4,695	3,653	3,653	7,306	12,001

As shown in the table above, a portion of the shares underlying the awards to the executive officers are subject to market-based vesting conditions (“Market-Based Shares”) and a portion of the shares underlying the awards to the executive officers are subject to time-based vesting conditions (“Time-Based Shares”). All Market-Based Shares vest 50% on the first date, if any, that the Company’s total enterprise value (calculated as described below) equals or exceeds $8.65 billion and 50% on the first date, if any, that the Company’s total enterprise value equals or exceeds $9.35 billion, in each case provided that (i) such date occurs on or before the sixth (6th) anniversary of the grant date and (ii) the executive officer is employed by, or providing services to, the Company or a subsidiary on the applicable vesting date. The Time-Based Shares vest in three equal tranches on May 10, 2020, May 10, 2021 and May 10, 2022, provided that the executive officer is employed by, or providing services to, the Company or a subsidiary on the applicable vesting date. Total enterprise value is calculated based on the product of the average price of the Company’s common stock measured over 20 consecutive trading days and the number of shares outstanding (subject to certain adjustments), plus the principal amount of the Company’s outstanding funded indebtedness as of the most recent month-end, less the aggregate amount of the Company’s cash and cash equivalents as of the most recent month-end.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCOM SOFTWARE, INC.

Date: January 17, 2019	By:	/s/ Craig E. Boelte
		Name:	Craig E. Boelte
		Title:	Chief Financial Officer